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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Targeted Genetics Corporation 1999 Stock Option Plan of our report dated February 5, 1999, with respect to the financial statements of Targeted Genetics Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1998 filed with the Securities and Exchange Commission.

                                                 ERNST & YOUNG LLP


Seattle, Washington
May 14, 1999